UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 2017

DDR Corp.

(Exact name of registrant as specified in its charter)

Ohio	1-11690	34-1723097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio		44122
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (216) 755-5500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 9, 2017, DDR Corp. (the “Company”) held its annual meeting of shareholders. The matters presented to shareholders for vote and the final voting results on such matters were as follows:

1.	Nine directors, each to serve until the next annual meeting of shareholders and until a successor has been duly elected and qualified, were elected by the following vote:

	For	Against	Abstain	Broker Non-Votes
Terrance R. Ahern	307,460,067	18,936,209	219,988	13,944,727
Jane E. DeFlorio	315,157,163	11,220,020	239,073	13,944,727
Thomas Finne	310,452,770	15,945,498	217,996	13,944,727
Robert H. Gidel	307,783,130	18,622,437	210,697	13,944,727
David R. Lukes	322,109,588	4,291,226	215,451	13,944,727
Victor B. MacFarlane	307,961,306	18,443,307	211,651	13,944,727
Alexander Otto	309,828,362	16,578,755	209,147	13,944,727
Scott D. Roulston	307,924,725	18,482,243	209,296	13,944,727
Barry A. Sholem	307,875,925	18,532,454	207,885	13,944,727

2.	The shareholder advisory vote regarding the compensation of the Company’s named executive officers was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
315,391,752	10,854,233	370,279	13,944,727

3.	The shareholder advisory vote regarding the frequency for future shareholder advisory votes regarding the compensation of the Company’s named executive officers.

1 year	2 years	3 years	Abstain	Broker Non-Votes
299,090,409	210,078	26,964,867	350,682	13,944,727

The Company will hold shareholder advisory votes regarding the compensation of the Company’s named executive officers every year until the next shareholder advisory vote regarding the frequency for future shareholder advisory votes on named executive officer compensation.

4.	The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017 was approved by the following vote:

For	Against	Abstain
337,401,664	2,842,196	317,131

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DDR CORP.

Date: May 11, 2017	By:	/s/ David E. Weiss
	Name:	David E. Weiss
	Title:	Executive Vice President, General Counsel and Secretary